SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 21, 2016

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-16810894
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

7550 Meridian Circle N, Maple Grove, MN 55369

(Address of principal executive offices)

(952) 345-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 21, 2016, the Board of Directors of Nortech Systems Incorporated (the “Company”) adopted an amendment (the “Amendment”) to the Company’s Bylaws.  The Amendment provides that a record date of shareholders shall be not more than 60 days prior, instead of 45 days prior, to any intended action or meeting.  The Amendment conforms the Bylaws to the provisions of Minnesota corporate law.

The foregoing summary description of the Amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete copy of the Bylaws, as amended, filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

3.1	Bylaws of Nortech Systems Incorporated, as amended.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2016

Nortech Systems Incorporated
(Registrant)

/s/ Richard G. Wasielewski
Richard G. Wasielewski
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

3.1	Bylaws of Nortech Systems Incorporated, as amended.